EXHIBIT 99.2




                              ABS New Transaction


                            Computational Materials
                            -----------------------



                                $1,673,650,000
                                 (Approximate)


                                  CWABS, Inc.

                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-4



                         [OBJECT OMITTED] COUNTRYWIDE
                         ----------------------------
                                  HOME LOANS
                          Seller and Master Servicer

[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




Preliminary Term Sheet                                                                          Date Prepared: March 23, 2004

                                         $ 1,673,650,000 (Approximate)
                                CWABS Asset-Backed Certificates, Series 2004-4

-----------------------------------------------------------------------------------------------------------------------------------

                Principal    WAL (Years)          Payment           Expected Ratings    Last Scheduled       Certificate
                                                   Window
Class (1)(2)    Balance (3)     Call/Mat (4)   (Mos) Call/Mat(4)    (S&P/Moody's)(5)   Distribution Date           Type
-----           -------         --------       --------------       -------------      ------------------          ----
1-A             760,930,000         Not Offered Herein                  AAA/Aaa                             Floating Rate Senior
-----------------------------------------------------------------------------------------------------------------------------------
2-A             339,990,000         Not Offered Herein                  AAA/Aaa            Aug 2034         Floating Rate Senior
-----------------------------------------------------------------------------------------------------------------------------------
3-A-1           121,731,000     1.00 / 1.00       1-21 / 1-21           AAA/Aaa            Nov 2023         Floating Rate Senior
-----------------------------------------------------------------------------------------------------------------------------------
3-A-2           153,499,000         Not Offered Herein                  AAA/Aaa                             Floating Rate Senior
-----------------------------------------------------------------------------------------------------------------------------------
A                55,250,000     2.33 / 2.52       1-71 / 21-168         AAA/Aa1            Aug 2034   Floating Rate Senior Support
M-1              55,250,000     4.38 / 4.80      43-71 / 43-129         AA+/Aa2            Jul 2034         Floating Rate Mezzanine
M-2              34,000,000     4.30 / 4.70      41-71 / 41-122         AA+/Aa3            Jun 2034         Floating Rate Mezzanine
M-3              25,500,000     4.26 / 4.64      40-71 / 40-116           AA/A1            Jun 2034         Floating Rate Mezzanine
M-4              29,750,000     4.22 / 4.58      39-71 / 39-111           AA/A2            May 2034         Floating Rate Mezzanine
M-5              29,750,000     4.19 / 4.50      39-71 / 39-104          AA-/A3            Apr 2034         Floating Rate Mezzanine
M-6              21,250,000     4.16 / 4.41      38-71 / 38-95           A/Baa1            Feb 2034         Floating Rate Mezzanine
M-7              22,950,000     4.15 / 4.30      38-71 / 38-87          A-/Baa2            Dec 2033         Floating Rate Mezzanine
B                23,800,000     4.03 / 4.05      37-71 / 37-76         BBB/Baa3            Aug 2033         Floating Rate Mezzanine
-----------------------------------------------------------------------------------------------------------------------------------
  Total:    $1,673,650,000
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Class 1-A Certificates (which are not offered herein) are backed primarily by the cashflows from the Group 1 Mortgage Loans, the Class 2-A Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans, the Class 3-A-1 and Class 3-A-2 Certificates (which are not being offered herein) (the "Class 3-A Certificates,") are backed primarily by the cashflows from the Group 3 Mortgage Loans and the Class A Certificates are backed primarily by the cashflows from all of the Mortgage Loans. Together, the Class 1-A Certificates, Class 2-A Certificates, Class 3-A Certificates and Class A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
(2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x, respectively, after the Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4)   See "Pricing Prepayment Speed" below.
(5) Rating Agency Contacts: Standard and Poor's, Venkat Veerubhotla, 212-438-6612; Moody's, Rachael Peng, 212-553-3831.


Trust:                  Asset-Backed Certificates, Series 2004-4.

Depositor:              CWABS, Inc.

Seller:                 Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:        Countrywide Home Loans Servicing LP.

Underwriters:           Countrywide Securities Corporation (Lead Manager) and Morgan Stanley & Co.
                        Incorporated (Co-Manager).

Trustee/Custodian:      The Bank of New York, a New York banking corporation.

Offered Certificates:   The Senior Certificates (including the Class 1-A and Class 3-A Certificates, which are not being offered herein) and the Subordinate Certificates are together referred to herein as the "Offered
                        Certificates" and are expected to be offered as described in the final prospectus supplement.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      3


[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Non-Offered             The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R Certificates.
Certificates:
                        The Offered Certificates and Non-Offered Certificates are together referred to herein as the "Certificates."

Federal Tax Status:     It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:           The  Offered  Certificates  will  be  available  in  book-entry  form  through  DTC,
                        Clearstream, Luxembourg and the Euroclear System.

Statistical Pool
Calculation Date:       March 1, 2004.

Cut-off Date:           As to any Mortgage Loan, the later of March 1, 2004 and the origination date of such Mortgage Loan.

Expected Pricing Date:  March [24], 2004.

Expected Closing Date:  March 31, 2004.

Expected Settlement     March 31, 2004.
Date:

Distribution Date:      The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in April 2004.

Accrued Interest:       The price to be paid by investors for the Senior Certificates and the Subordinate
                        Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual        The "Interest Accrual Period" for each Distribution Date with respect to the
Period:                 Senior Certificates and the Subordinate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:      The Senior Certificates and the Subordinate Certificates are expected to be ERISA eligible.

SMMEA Eligibility:      The Senior Certificates and Class M-1, Class M-2, Class M-3, Class M-4 and Class
                        M-5 Certificates will constitute "mortgage related securities" for the purposes of SMMEA.
                        The Class M-6, Class M-7 and Class B Certificates will not constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:   The "Clean-up Call", subject to any restrictions set forth in the transaction documents, may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                        Date.






-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      4


[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



Pricing Prepayment      The Senior Certificates and the Subordinate Certificates will be priced based on
Speed:                  the following collateral prepayment assumptions:

                        --------------------------------------------------------------------------------------------------------
                         Fixed Rate Mortgage Loans
                        --------------------------------------------------------------------------------------------------------
                         100% PPC assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by
                         2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                        --------------------------------------------------------------------------------------------------------
                        --------------------------------------------------------------------------------------------------------
                         Adjustable Rate Mortgage Loans
                        --------------------------------------------------------------------------------------------------------
                         100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 29, increasing to and remaining constant at 70% CPR from month 30 until month 33 and decreasing and remaining constant at 36% CPR from month 34 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                         --------------------------------------------------------------------------------------------------------

Mortgage Loans:          The  collateral  tables  included  in these  Computational  Materials  as Appendix A represent a statistical  pool of Mortgage  Loans with  scheduled  balances as of the
                         Statistical  Pool  Calculation Date (the  "Statistical  Pool").  It is expected that
                         (a)  additional  mortgage  loans will be included  in the Trust on the Closing  Date and (b) certain  Mortgage  Loans may be prepaid or  otherwise  deleted from the pool of  Mortgage  Loans  delivered  to the  Trust on the  Closing  Date  (the  "Mortgage
                         Pool"). The  characteristics of the Mortgage Pool may vary from the  characteristics of the  Statistical  Pool  described  herein,  although any such  difference  is not expected to be material.  See the attached  collateral  descriptions  for additional information.

                         As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                         Statistical Pool Mortgage Loans was approximately $1,415,009,486 of which: (i)
                         approximately $659,725,230 were conforming balance adjustable rate mortgage loans and approximately $122,546,475 were conforming balance fixed rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage Loans"), (ii) approximately
                         $289,732,246 were adjustable rate mortgage loans and approximately $60,275,780 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage
                         Loans") and (iii) approximately $260,832,303 were adjustable rate mortgage loans and approximately $21,897,452 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 3 Mortgage Loans" and, together with the Group 1 and Group 2
                         Mortgage Loans, the "Mortgage Loans").

Pass-Through Rate:       The "Pass-Through Rate" for each class of Senior Certificates and Subordinate
                         Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such Class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:           The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                      5



[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Net Rate Cap:            The "Net Rate Cap" is generally equal to the following:

                         ----------------------------------------------------------------------------------------------------------
                         Class
                         ----------------------------------------------------------------------------------------------------------
                         1-A          The weighted average Adjusted  Net Mortgage Rate of the Group 1 Mortgage Loans,
                                      (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                        ----------------------------------------------------------------------------------------------------------
                         2-A          The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                        ----------------------------------------------------------------------------------------------------------
                         3-A          The weighted average Adjusted Net Mortgage Rate of the Group 3 Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                        ----------------------------------------------------------------------------------------------------------
                         A            The weighted average of the Net Rate Caps of the Class 1-A, Class 2-A and Class 3-A
                                      Certificates, in each case, weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the aggregate principal balance of the Class 1-A, Class 2-A and Class 3-A Certificates, as applicable (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                        ----------------------------------------------------------------------------------------------------------
                         Subordinate  The weighted average of the Net Rate Caps of the Class 1-A, Class 2-A and Class 3-A
                         Certificates Certificates, in each case, weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the aggregate principal balance of the Class 1-A, Class 2-A and Class 3-A Certificates, as applicable (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                        ----------------------------------------------------------------------------------------------------------

Net Rate Carryover:      For any Class of Senior Certificates and Subordinate Certificates and any Distribution Date, the
                         "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the
                         Net Rate Cap over (ii) the amount of interest accrued based on the Net Rate Cap, and
                         (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess
                         Cashflow remaining from all loan groups, as described under the heading "Certificates
                         Priority of Distributions" below.

Corridor Contracts:      The Trust will include two Corridor Contracts, one only for the  benefit of the Class 1-A
                         Certificates, and the other for the benefit of all classes of Offered Certificates
                         (the "Class 1-A Corridor Contract" and "Corridor Contract," respectively, and, collectively, the "Corridor Contracts"). After the Closing Date, the notional amount of the Corridor Contracts will amortize down pursuant to an amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution
                         Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A Certificates the related Net Rate Carryover and (b)
                         the Corridor Contract will be available to pay the holders of the Offered
                         Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                         Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay the Net Rate Carryover on the related Certificates on such
                         Distribution Date will be distributed to the holders Class C Certificate(s) and will not be available for payments of Net Rate Carryover on the related Certificates on future Distribution Dates.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                      6

[LOGO] COUNTRYWIDE                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Credit Enhancement:      The Trust will include the  following credit enhancement mechanisms, each  of which is intended to provide credit support for some or all of the Senior
                         Certificates and the Subordinate Certificates, as the case may be:

                          1)   Subordination
                          2)   Overcollateralization
                          3)   Excess Cashflow

                         ----------------------------------------------------------------------------------------------
                          Class               S&P/Moody's      Initial Subordination (1)   Target Subordination at
                                                                                           Stepdown (1)
                         ----------------------------------------------------------------------------------------------
                          1-A, 2-A, 3-A       AAA/Aaa                 19.05%                      38.10%
                         ----------------------------------------------------------------------------------------------
                          A                   AAA/Aa1                 15.80%                      31.60%
                         ----------------------------------------------------------------------------------------------
                          M-1                 AA+/Aa2                 12.55%                      25.10%
                         ----------------------------------------------------------------------------------------------
                          M-2                 AA+/Aa3                 10.55%                      21.10%
                         ----------------------------------------------------------------------------------------------
                          M-3                  AA/A1                   9.05%                      18.10%
                         ----------------------------------------------------------------------------------------------
                          M-4                  AA/A2                   7.30%                      14.60%
                         ----------------------------------------------------------------------------------------------
                          M-5                 AA-/A3                   5.55%                      11.10%
                         ----------------------------------------------------------------------------------------------
                          M-6                 A/Baa1                   4.30%                      8.60%
                         ----------------------------------------------------------------------------------------------
                          M-7                 A-/Baa2                  2.95%                      5.90%
                         ----------------------------------------------------------------------------------------------
                          B                  BBB/Baa3                  1.55%                      3.10%
                         ----------------------------------------------------------------------------------------------

                         (1) Initial Overcollateralization at closing is 1.55%. Does not include any credit for Excess Interest.

Subordination:           The Subordinate Certificates will be subordinate to, and provide credit support for, the Senior Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class
                         M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates, with each subsequent Class providing credit support for the prior Class or Classes, if any. The
                         Class A Certificates will provide additional subordination to the other Senior
                         Certificates, to the extent described under "Allocation of Losses" below.

Overcollateralization:   On the Closing Date, the principal balance of the Mortgage Loans will exceed the principal balance of the Certificates, resulting in Overcollateralization equal to the Initial Overcollateralization Target (as defined below). Any realized losses on the Mortgage Loans will be applied first to Excess Cashflow and then to
                         Overcollateralization. In the event that the Overcollateralization is so reduced,
                         Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the Certificates relative to the amortization of the
                         Mortgage Loans, until the Overcollateralization reaches the Overcollateralization
                         Target. Upon this event, the acceleration feature will cease, unless the amount of
                         Overcollateralization is reduced by realized losses.

Overcollateralization
Target:                  Prior to the Stepdown Date, the Initial  Overcollateralization  Target will be equal to 1.55% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                         Date (the "Initial Overcollateralization Target"). The Initial Overcollateralization
                         Target will be met on the Closing Date.

                         On or after the Stepdown Date, the Overcollateralization Target will be equal to
                         3.10% of the aggregate principal balance of the Mortgage Loans for the related
                         Distribution Date, subject to a floor of 0.50% (the "O/C Floor") of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date; provided, however, that if a Trigger Event (as described herein) is in effect on the related
                         Distribution Date, the Overcollateralization Target will be equal to the
                         Overcollateralization Target on the Distribution Date immediately preceding the
                         Distribution Date on which such Trigger Event is in effect.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                      7

[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

Excess Cashflow:         "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of
                         "Certificates Priority of Distributions."

Trigger Event:           A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such
                         Distribution Date.

Delinquency Trigger:     With respect to the Certificates, a "Delinquency Trigger" will be in effect if the product of (a) 2.40 and (b) the three month rolling average 60+ day delinquency percentage
                         (including bankruptcy, foreclosure, and REO) for the outstanding Mortgage Loans equals or exceeds the current Required Percentage. As used above, the "Required Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to (a) the excess of (i) the aggregate principal balance of the Mortgage
                         Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger: With respect to the Certificates, a "Cumulative Loss Trigger" will be in effect if the aggregate amount of Realized Losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage Loans, as set forth below:

                                Period (month)            Percentage
                                --------------            ----------

                                37 - 48                   3.25% with respect to April 2007, plus an additional
                                                          1/12th of 1.50% for each month thereafter
                                49 - 60                   4.75% with respect to April 2008, plus an additional
                                                          1/12th of 1.25% for each month thereafter
                                61 - 72                   6.00% with respect to April 2009, plus an additional
                                                          1/12th of 0.50% for each month thereafter
                                73+                       6.50%

Stepdown Date:           The earlier to occur of:
                             (i)   the Distribution Date on which the aggregate principal balance of the Senior
                                   Certificates is reduced to zero; and

                             (ii)  the later to occur of:
                                   a.   the Distribution Date in April 2007.
                                   b.   the first Distribution Date on which the aggregate principal balance of the
                                        Senior Certificates is less than or equal to 68.40% of the aggregate principal balance of the Mortgage Loans for such Distribution Date.

Allocation of Losses:    Any realized losses on the Mortgage Loans not covered by Excess Interest or
                         Overcollateralization will be allocated to each class of Subordinate Certificates and, after the Subordinate Certificates are reduced to zero, to the Class A Certificates, in the following order: to the Class B, Class M-7, Class M-6, Class M-5, Class M-4, Class M-3,
                         Class M-2 and Class M-1 Certificates, in that order, and then to the Class A Certificates, in each case until the respective certificate principal balance of such class of
                         Subordinate Certificates and Class A Certificates has been reduced to zero.

Certificates Priority
of Distributions:        Available funds from the Mortgage Loans will be distributed in the following order of priority:

                         1) Interest funds sequentially, as follows: (i) current and unpaid interest, concurrently
                         (a) from interest funds related to the Group 1 Mortgage Loans to the Class 1-A
                         Certificates, (b) from interest funds related to the Group 2 Mortgage Loans to the Class
                         2-A Certificates, (c) from interest funds related to the Group 3 Mortgage Loans to the
                         Class 3-A Certificates and (d) from interest funds related to all of the Mortgage Loans to the Class A Certificates, then (ii) from interest funds related to all of



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                      8

[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                         the Mortgage Loans, current interest sequentially to the Class M-1, Class M-2, Class M-3,
                         Class M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates;
                         2) Principal funds, as follows: (i) concurrently, (a) from principal funds related to the
                         Group 1 Mortgage Loans to the Class 1-A Certificates, (b) from principal funds related to the Group 2 Mortgage Loans to the Class 2-A Certificates, (c) from principal funds related to the Group 3 Mortgage Loans to the Class 3-A Certificates (as described under "Class 3-A
                         Principal Distributions" below) and (d) from principal funds relating to all of the
                         Mortgage Loans to the Class A Certificates then (ii) from principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class
                         M-5, Class M-6, Class M-7 and Class B Certificates, each as described more fully under
                         "Principal Paydown" below;
                         3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates (as
                         applicable) to restore Overcollateralization as described under "Overcollateralization
                         Target" and "Principal Paydown," respectively;
                         4) Any remaining Excess Cashflow to pay (a) any unpaid interest sequentially, to the Class
                         M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B
                         Certificates, then (b) any unpaid realized loss amounts sequentially, to the Class A, Class
                         M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B
                         Certificates;
                         5) Any remaining Excess Cashflow to pay Net Rate Carryover remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above); and
                         6) To the Class C Certificates, any remaining amount.

                         Proceeds from Excess Cashflow available to cover Net Rate Carryover (after application of amounts received under the Corridor Contracts) shall generally be distributed to the
                         Offered Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                         As described in the prospectus supplement, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Principal Paydown:       Prior to the Stepdown Date or if a Trigger Event is in effect on any Distribution Date,
                         100% of the available principal funds from each Loan Group will be paid to the related
                         Senior Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class
                         M-4, Class M-5, Class M-6, Class M-7 and Class B Certificates. If, prior to the Stepdown
                         Date or in a period when a Trigger Event is in effect, one or more Classes of Senior
                         Certificates are retired prior to the other Senior Certificates, 100% of the principal collections on the related Mortgage Loans will be paid to the remaining Senior Certificates until they are retired (as described in the Prospectus Supplement).

                         On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate
                         Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, pro rata to Senior Certificates based on their then current unpaid principal balance, (a) from principal funds related to the Group 1 Mortgage Loans to the
                         Class 1-A Certificates, (b) from principal funds related to the Group 2 Mortgage Loans to the Class 2-A Certificates, (c) from principal funds related to the Group 3 Mortgage Loans to the Class 3-A Certificates (as described under "Class 3-A Principal Distributions"
                         below) and (d) from principal funds relating to all of the Mortgage Loans to the Class A
                         Certificates, such that the Senior Certificates in the aggregate will have 31.60%
                         Subordination, (ii) second, to the Class M-1 Certificates such that the Class M-1
                         Certificates will have 25.10% Subordination, (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have 21.10% Subordination, (iv) fourth, to the
                         Class M-3 Certificates such that the Class M-3 Certificates will have 18.10% Subordination,
                         (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have
                         14.60% Subordination, (vi) sixth, to the Class M-5 Certificates such that the Class M-5
                         Certificates will have 11.10% Subordination, (vii) seventh, to the Class M-6 Certificates such that the Class M-6 Certificates will have 8.60% Subordination, (viii) eighth, to the
                         Class M-7 Certificates, such that the


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                      9

[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------


                         Class M-7 Certificates will have 5.90% Subordination and (ix) ninth, to the Class B
                         Certificates such that the Class B Certificates will have 3.10% Subordination; each subject to the O/C Floor.

                         Provided, however, that if the Certificate principal balances of the Subordinate
                         Certificates are reduced to zero, principal will be paid from each Loan Group to the Senior
                         Certificates as more fully described in the Prospectus Supplement.

Class 3-A
Principal Distributions: Principal distributed on the Class 3-A Certificates will be applied pursuant to clause
                         (2)(i)(c) under "Certificates Priority of Distributions" and Clause (i)(c) in the second paragraph under "Principal Paydown" in the following order of priority:

                             1. To the Class 3-A-1 Certificates until reduced to zero; and
                             2. To the Class 3-A-2 Certificates until reduced to zero.

  [Discount Margin Tables, Corridor Contracts Schedule, Available Funds Schedules and Collateral Tables to Follow]




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



                                Discount Margin Tables (%) (1)

           Class 2-A (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   20         20         20         20         20
           ===================================================================================
            WAL (yr)                     19.09       2.94       2.34       1.86       1.51
            MDUR (yr)                    16.73       2.88       2.30       1.85       1.50
            First Prin Pay               Apr04      Apr04      Apr04      Apr04      Apr04
            Last Prin Pay                Dec32      Oct11      Feb10      Nov08      Dec07
           -----------------------------------------------------------------------------------

           Class 2-A (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   20         21         22         22         20
           ===================================================================================
            WAL (yr)                     19.14       3.20       2.54       2.04       1.53
            MDUR (yr)                    16.77       3.11       2.49       2.01       1.52
            First Prin Pay               Apr04      Apr04      Apr04      Apr04      Apr04
            Last Prin Pay                Feb34      Sep21      Mar18      Sep15      Mar13
           -----------------------------------------------------------------------------------

           Class A (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   35         35         35         35         35
           ===================================================================================
            WAL (yr)                     18.90       2.92       2.33       1.86       1.51
            MDUR (yr)                    16.31       2.85       2.29       1.84       1.50
            First Prin Pay               Apr04      Apr04      Apr04      Apr04      Apr04
            Last Prin Pay                Dec32      Oct11      Feb10      Nov08      Dec07
           -----------------------------------------------------------------------------------

           Class A (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   35         37         37         38         35
           ===================================================================================
            WAL (yr)                     18.95       3.16       2.52       2.02       1.53
            MDUR (yr)                    16.35       3.06       2.47       1.99       1.52
            First Prin Pay               Apr04      Apr04      Apr04      Apr04      Apr04
            Last Prin Pay                Feb34      Sep21      Mar18      Sep15      Mar13
           -----------------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                      11

[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




           Class M-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   50         50         50         50         50
           ===================================================================================
            WAL (yr)                     26.24       5.09       4.38       4.43       3.74
            MDUR (yr)                    21.53       4.90       4.25       4.31       3.65
            First Prin Pay               Mar26      Jun07      Oct07      Apr08      Dec07
            Last Prin Pay                Dec32      Oct11      Feb10      Nov08      Dec07
           -----------------------------------------------------------------------------------

           Class M-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.50%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   50         52         52         52         59
           ===================================================================================
            WAL (yr)                     26.37       5.62       4.80       4.79       6.10
            MDUR (yr)                    21.61       5.36       4.63       4.64       5.83
            First Prin Pay               Mar26      Jun07      Oct07      Apr08      Feb09
            Last Prin Pay                Jan34      Oct17      Dec14      Dec12      Apr12
           -----------------------------------------------------------------------------------

           Class M-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.55%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   55         55         55         55         55
           ===================================================================================
            WAL (yr)                     26.24       5.08       4.30       4.12       3.74
            MDUR (yr)                    21.39       4.88       4.17       4.01       3.65
            First Prin Pay               Mar26      May07      Aug07      Jan08      Dec07
            Last Prin Pay                Dec32      Oct11      Feb10      Nov08      Dec07
           -----------------------------------------------------------------------------------

           Class M-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.55%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   55         57         57         57         60
           ===================================================================================
            WAL (yr)                     26.37       5.59       4.70       4.45       4.70
            MDUR (yr)                    21.47       5.32       4.53       4.31       4.55
            First Prin Pay               Mar26      May07      Aug07      Jan08      Jul08
            Last Prin Pay                Dec33      Jan17      May14      May12      Aug10
           -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                      12

[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




           Class M-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.87%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   87         87         87         87         87
           ===================================================================================
            WAL (yr)                     26.24       5.07       4.26       3.97       3.74
            MDUR (yr)                    20.54       4.82       4.09       3.84       3.62
            First Prin Pay               Mar26      May07      Jul07      Nov07      Dec07
            Last Prin Pay                Dec32      Oct11      Feb10      Nov08      Dec07
           -----------------------------------------------------------------------------------

           Class M-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.87%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   87         90         90         90         92
           ===================================================================================
            WAL (yr)                     26.36       5.55       4.64       4.29       4.29
            MDUR (yr)                    20.60       5.22       4.43       4.12       4.13
            First Prin Pay               Mar26      May07      Jul07      Nov07      Mar08
            Last Prin Pay                Dec33      Jun16      Nov13      Dec11      Apr10
           -----------------------------------------------------------------------------------

           Class M-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   0.97%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   97         97         97         97         97
           ===================================================================================
            WAL (yr)                     26.24       5.07       4.22       3.86       3.74
            MDUR (yr)                    20.28       4.80       4.05       3.72       3.61
            First Prin Pay               Mar26      May07      Jun07      Sep07      Dec07
            Last Prin Pay                Dec32      Oct11      Feb10      Nov08      Dec07
           -----------------------------------------------------------------------------------


           Class M-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   0.97%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                   97        100        100        100        100
           ===================================================================================
            WAL (yr)                     26.36       5.51       4.58       4.16       4.04
            MDUR (yr)                    20.34       5.18       4.36       3.99       3.89
            First Prin Pay               Mar26      May07      Jun07      Sep07      Dec07
            Last Prin Pay                Nov33      Dec15      Jun13      Aug11      Jan10
           -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                      13

[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



           Class M-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   1.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  130        130        130        130        130
           ===================================================================================
            WAL (yr)                     26.24       5.06       4.19       3.77       3.62
            MDUR (yr)                    19.46       4.75       3.98       3.61       3.47
            First Prin Pay               Mar26      Apr07      Jun07      Jul07      Sep07
            Last Prin Pay                Dec32      Oct11      Feb10      Nov08      Dec07
           -----------------------------------------------------------------------------------

           Class M-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   1.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  130        134        134        134        133
           ===================================================================================
            WAL (yr)                     26.35       5.45       4.50       4.02       3.81
            MDUR (yr)                    19.52       5.07       4.25       3.84       3.65
            First Prin Pay               Mar26      Apr07      Jun07      Jul07      Sep07
            Last Prin Pay                Oct33      Apr15      Nov12      Feb11      Sep09
           -----------------------------------------------------------------------------------

          Class M-6 (To Call)
          ------------------------------------------------------------------------------------
               Margin                    1.80%
          ------------------------------------------------------------------------------------
          Percent of Pricing               0%        80%        100%       120%       150%
          Prepayment Speed

          ====================================================================================
            DM @ 100-00                   180        180        180        180        180
           ===================================================================================
           WAL (yr)                      26.24       5.05       4.16       3.69       3.49
           MDUR (yr)                     18.31       4.66       3.91       3.50       3.32
           First Prin Pay                Mar26      Apr07      May07      Jun07      Jul07
           Last Prin Pay                 Dec32      Oct11      Feb10      Nov08      Dec07
          ------------------------------------------------------------------------------------

          Class M-6 (To Maturity)
          ------------------------------------------------------------------------------------
               Margin                    1.80%
          ------------------------------------------------------------------------------------
          Percent of Pricing               0%        80%        100%       120%       150%
          Prepayment Speed

          ====================================================================================
            DM @ 100-00                   180        184        184        184        184
           ===================================================================================
           WAL (yr)                      26.34       5.36       4.41       3.90       3.65
           MDUR (yr)                     18.35       4.91       4.11       3.68       3.46
           First Prin Pay                Mar26      Apr07      May07      Jun07      Jul07
           Last Prin Pay                 Aug33      May14      Feb12      Jul10      Mar09
          ------------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                      14

[LOGO] Countrywide                                 Computational Materials for
-------------------       Countrywide Asset-Backed Certificates, Series 2004-4
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------



           Class M-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                   2.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  200        200        200        200        200
           ===================================================================================
            WAL (yr)                     26.24       5.05       4.15       3.64       3.39
            MDUR (yr)                    17.87       4.63       3.88       3.44       3.22
            First Prin Pay               Mar26      Apr07      May07      May07      Jun07
            Last Prin Pay                Dec32      Oct11      Feb10      Nov08      Dec07
           -----------------------------------------------------------------------------------

           Class M-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   2.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 100-00                  200        203        203        203        203
           ===================================================================================
            WAL (yr)                     26.31       5.24       4.30       3.77       3.49
            MDUR (yr)                    17.90       4.78       4.00       3.55       3.30
            First Prin Pay               Mar26      Apr07      May07      May07      Jun07
            Last Prin Pay                Jun33      Jul13      Jun11      Jan10      Oct08
           -----------------------------------------------------------------------------------

           Class B (To Call)
           -----------------------------------------------------------------------------------
                Margin                   3.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 99.07                   306        321        325        328        330
           ===================================================================================
            WAL (yr)                     26.19       4.94       4.03       3.52       3.27
            MDUR (yr)                    15.83       4.39       3.67       3.25       3.04
            First Prin Pay               Mar26      Apr07      Apr07      Apr07      May07
            Last Prin Pay                Dec32      Oct11      Feb10      Nov08      Dec07
           -----------------------------------------------------------------------------------

           Class B (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                   3.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing              0%        80%        100%       120%       150%
           Prepayment Speed

           ===================================================================================
             DM @ 99.07                   306        321        325        329        331
           ===================================================================================
            WAL (yr)                     26.19       4.95       4.05       3.54       3.28
            MDUR (yr)                    15.83       4.40       3.68       3.26       3.04
            First Prin Pay               Mar26      Apr07      Apr07      Apr07      May07
            Last Prin Pay                Feb33      Apr12      Jul10      Mar09      Mar08
           -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                                      15